As filed with the Securities and Exchange Commission on June 6, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22880

Steben Alternative Investment Funds

(Exact name of registrant as specified in charter)

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Address of principal executive offices) (Zip code)

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Name and address of agent for service)

(240) 631-7600

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

Annual Report March 31, 2016

Steben Managed Futures Strategy Fund

Class A | SKLAX Class C | SKLCX Class I | SKLIX Class N | SKLNX

Advised By:

Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, MD 20878

240.631.7600

www.steben.com

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Steben Managed Futures Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ended March 31, 2016

Dear Investor,

The Steben Managed Futures Strategy Fund (the “Fund”) targets positive absolute returns over the long-term with a low correlation to equity and fixed income indices. It seeks to achieve this objective by employing a managed futures strategy, which attempts to profit from trends and other price patterns in financial futures markets (consisting of equity index, interest rate and currency futures), commodity futures markets (consisting of energy, metals and agricultural futures) and currency forward contract markets.

Starting March 1, 2016, the Fund gains its managed futures exposure directly through separate managed accounts, which are advised by a select group of Trading Advisors. Trading in financial futures and currency forwards is done through onshore accounts, while trading in commodity futures is done in offshore accounts through a wholly owned and controlled subsidiary. Prior to this, the Fund’s managed futures exposure was achieved indirectly, through a total return swap agreement.

The reason for the transition away from the total return swap was to reduce the overall costs to the Fund, including indirect costs embedded inside the swap. Prior to the transition, Trading Advisors within the total return swap charged both a management fee and incentive fee on profits, which were netted out from the return on the swap. After the transition, the Fund’s Trading Advisors charge only flat management fees, which are fully reflected in the Fund’s 1.75% management fee.

Up to 25% of the capital of the Fund is put up as margin to support futures and currency forwards positions, with the remainder held as cash collateral, invested in short-term, liquid fixed income securities with limited duration and credit risk. Although the capital allocation to the managed futures positions is smaller than to the cash collateral, the managed futures positions account for the majority of the Fund’s investment risk and potential for profit or loss.

Managed Futures Trading Advisor Allocations

The Fund allocates to multiple Trading Advisors in order to achieve potentially lower volatility than single manager funds due to the diversification benefits of spreading capital across different advisors and managed futures trading styles.

Since the transition to direct managed accounts in March, the Fund has allocated capital to three Trading Advisors. Two of these, Millburn Ridgefield Corporation and PGR Capital LLP, primarily employ a trend-following investment style, which attempts to profit from persistent up or down trends in futures prices. The other advisor, Revolution Capital LLC, trades in a short-term pattern recognition style. In total, trend-following styles make up approximately 75% of the managed futures portfolio, while non-trend styles make up 25%. The Fund replaced the five Trading Advisors that were previously used within the total return swap because these advisors’ trading programs were not available for a flat management fee. While the transition to the new structure did involve changing Trading Advisors, it did not change the Fund’s overall balance of managed futures trading styles, which remains predominantly trend-following.

1. Allocations are approximate and are subject to change at the sole discretion of the Fund’s Investment Adviser.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 1

Performance

The past 12 months from April 1, 2015 to March 31, 2016 saw a loss in many managed futures programs. The Barclays Systematic Traders Index, which shows the equally weighted average returns of over 400 managed futures programs, lost 2.65% over the period. This index is net of Trading Advisor fees, but is non-investable and is gross of any fund fees. In comparison, the Fund’s I shares fared slightly worse, losing 4.74% after beating the benchmark in the prior year.

The Fund enjoyed a strong first calendar quarter from January to March 2015, due to strong trends in European bond, currency and equity markets, driven by the European Central Bank’s (ECB) quantitative easing policies. However the remainder of 2015 proved challenging as these trends reversed and choppy macroeconomic conditions prevailed. In April, German bond yields, which had been in a declining trend, spiked suddenly from 0.07% to over 0.70% within just a few weeks, hurting the Fund’s long bond positions. In June, the Greek debt crisis hit markets, as the Greek government called a surprise referendum, causing the Eurostoxx 50 equity index futures to suffer its largest opening gap move down in history, leading to losses for the Fund’s long equity exposures. In August, a surprise Chinese currency devaluation caused a panic in global stocks, negatively impacting the Fund’s long positions in index futures. In December, the ECB President Mario Draghi, disappointed investors with a more limited expansion of its monetary stimulus than the market expected. This led to a sharp appreciation in the Euro and the largest single day decline in German Bund futures ever, which caused losses for trend-following managed futures programs.

2016 started on a much stronger note, and the Fund was able to recoup some of the losses from the last nine months of 2015. In particular, the Fund capitalized on weakness in global growth by profiting on the rally in safe haven bonds, as well as through short positions in energy markets. The Fund’s performance during the first quarter of 2016 highlighted its low correlation with equity indices, as the Fund was able to generate profits, even as the S&P 500 Index fell more than 10% by mid-February and many Asian and European indices crossed over into official bear market territory.

Sector Returns are gross of Fund and Trading Advisor Fees and Expenses

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Market Attribution

Fixed Income

Interest rate and bond futures were the largest positive contributor for the Fund over the past year. These have largely come from long positions, which have benefited from monetary easing policies, particularly in Europe and Japan, to combat low economic growth and the threat of deflation. In the U.S., long positions also benefited from reduced expectations for the pace and scale of any Federal Reserve interest rate hikes. Performance was volatile in this segment, with sharp bond reversals in the German Bund in both the second quarter of 2015 and in December. However, the fixed income sector was the key contributor in the first quarter of 2016 as investor risk aversion prompted a flight to safety and a rally in bonds.

Energy

Weak demand from China and OPEC’s inability to cut supply caused crude oil prices to decline from a high of $85 per barrel in May of 2015 to a low of just under $30 in February of 2016. A warm winter in the U.S. also caused a drop in natural gas prices. The Fund was able to profit from these moves with its short exposures, albeit with some whipsaw volatility.

Agriculturals

Trading in agricultural commodities was adversely affected by a sharp reversal in grains in June 2015. The Fund came into the month with a net short exposure in grains, as prices had been declining in a smooth trend. However, unexpectedly heavy rainfall delayed crop plantings and caused a spike in prices, causing losses for the Fund.

Metals

Gold has been on a choppy and range-bound path over the past year. Over the past four quarters, gold was down, then up, then down, then up again. For trend-following programs that take positions expecting a continuation of the trend, these gold price moves led to losses at the price reversal points.

Currencies

Two years ago, weak growth and monetary expansion in the Eurozone caused the Euro to depreciate from a high of 1.39 US dollars per Euro in March 2014 to a low of 1.05 U.S. dollars per Euro in March 2015. However, since that time the Euro has essentially moved sideways, as monetary easing by the ECB over the past year had already been anticipated by the market and short Euro positioning had become crowded among investors. Directionless markets and frequent reversals caused losses for managed futures programs in recent quarters. On December 3rd, for example, an underwhelming ECB policy expansion caused the second largest one-day spike in the Euro in its history, leading to losses for trend-followers who were positioned short.

Equities

Stocks were the most challenging sector for the Fund over the past year. Equity indices in the US, as well as Europe and Asia, saw wild swings as investors shifted suddenly from complacency to panic and back again. Stocks collapsed in August of 2015, only to rebound sharply to previous highs in October. Then in January 2016, the S&P 500 Index had its worst 10-day start to a year ever, before making back all the losses in February and March. This sequence of sharp reversals led to losses in equity indices for trend-following programs.

Summary

Although the Fund went through modest losses over the past year, it continued to show its value as a non-correlated investment to potentially diversify investor portfolios. The best example came in the first quarter of 2016, as the Fund was able to profit from a global growth scare by taking long positions in fixed income and short positions in energy, even as traditional long-only equity funds felt the brunt of the sharp January stock sell-off. We believe that managed futures funds continue to be a useful component in a well-diversified investor portfolio.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 3

We thank you for investing in the Steben Managed Futures Strategy Fund. As always, we appreciate your continued support.

Sincerely,

John Dolfin

Chief Investment Officer

Steben & Company, Inc.

DEFINITIONS:

Barclay Systematic Traders Index*: An equal weighted composite of managed futures programs whose approach is at least 95% systematic. In 2016 there were 454 systematic programs included in the index. The performance of the index is net of management and incentive fees from the individual trading managers. Inception: 1/1987. Performance Source: BarclayHedge. Managed futures investments are subject to risks, including illiquidity, lack of a secondary market, and the volatility of the underlying commodities or futures markets traded by a particular program.

BofA Merrill Lynch US 3-Month Treasury Bill Index*: Comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly-selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. Inception: 1/1978. Performance Source: Merrill Lynch & Co, Inc. Treasury bills are subject to risks, including: interest rate risk, call risk, credit risk and reinvestment risk. Treasury bills rated below investment grade may have speculative characteristics and present additional risks.

*It is not possible to invest directly in an index.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. AS WITH ANY INVESTMENT, THERE IS A POTENTIAL FOR GAIN AND A RISK OF LOSS. Returns less than one year are cumulative. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For the most recent month-end performance, please visit www.steben.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Class A, Class C, Class I and Class N shares are 2.24%, 2.99%, 1.99% and 2.24%, respectively. Performance shown at NAV does not reflect any fees or sales charges and would be lower if it did. Investors of Class C shares may be subject to a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within 12 months of purchase. A redemption fee of 1.00% of the then-current value of

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 4

the Class I and Class N shares redeemed is imposed on redemptions of shares made within 30 days of purchase (i.e., the redemption is effective on or before the 30th day following the date of purchase), subject to certain exceptions. The CDSC and redemption fee are not reflected in the quoted returns.

At any given time, the Fund may not allocate to any of the managers listed and may allocate to other managers. Similarly, the Fund may allocate some or all of its assets to various sectors at any given time. Performance by Sector presents the performance for each sector traded in the Fund, over the period shown, and is gross of Fund fees.

RISK CONSIDERATIONS: There are risks involved with investing, including the possible loss of principal. The Steben Managed Futures Strategy Fund (Fund) is a non-diversified mutual fund. It invests up to 25% of its assets in a Cayman Islands subsidiary. Fund investors will bear the fees and expenses of the subsidiary. An investment in the Fund is speculative and there is no guarantee that the Fund will achieve its investment objectives. An investment in the Fund should be viewed as part of an overall investment program and should only be made by investors willing to undertake the risks involved. Diversification does not eliminate risk. Investing in commodity futures subjects the Fund to volatility as futures prices are influenced by weather, geologic and environmental factors, regulatory changes and restrictions. Investing in foreign currencies subjects the Fund to the risk that those currencies will change adversely in value relative to the US dollar. Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Trading on foreign exchanges and foreign investments including exposure to foreign currencies, involves risks not typically associated with US investments, including fluctuations in foreign currency values, adverse social and economic developments, less liquidity, greater volatility, less developed or inefficient trading markets, political instability and differing auditing and legal standards. Derivative instruments can be highly volatile, illiquid and difficult to value. The Fund’s use of derivatives such as futures, swaps, forward contracts and options contracts exposes the Fund to additional risks such as leverage risk, tracking risk, liquidity risk and counterparty default risk that it may not be subject to if it invested directly in the underlying securities. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The use of leverage can increase share price volatility and magnify gains or losses, as well as cause the Fund to incur additional expenses. The value of most fixed income securities and derivatives are impacted by changes in interest rates. Fixed income securities with longer durations tend to be more sensitive and more volatile than securities with shorter durations; fixed income prices generally fall as interest rates rise. Other risks include credit risk which refers to an issuer’s ability to make interest and principal payments when due. Below investment grade and high yield or junk bond debt is subject to heightened credit risk, liquidity risk, and risk of default. Investing in commodities through a controlled foreign corporation subsidiary involves taxation and regulatory risk. Where applicable, income received from commodities-related investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Changes in applicable foreign and domestic laws could result in the inability of the Fund and/or subsidiary to operate. There is no guarantee that any of the trading strategies used by the trading advisers retained will be successful. The adviser’s judgments about the investment expertise of each trading adviser accessed may prove to be inaccurate and may not produce the desired results.

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other important information about the Fund is contained in the Fund’s prospectus, which can be obtained by calling 855.775.5571 or visiting www.steben.com. Please read the prospectus carefully before investing.

Foreside Fund Services, LLC, Distributor

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 5

Steben Managed Futures Strategy Fund
Report of Independent Registered Public Accounting Firm
May 27, 2016

To the Board of Trustees and Shareholders of

    Steben Managed Futures Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Steben Managed Futures Strategy Fund, including the consolidated schedule of investments, consolidated schedule of forward currency contracts and consolidated schedule of futures contracts as of March 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods in the two-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of Steben Managed Futures Strategy Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Steben Managed Futures Strategy Fund as of March 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

May 27, 2016

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 6

Steben Managed Futures Strategy Fund

Performance Review

As of March 31, 2016 (Unaudited)

	Inception Date	Total Returns Six Months	Total Returns One Year	Average Annual Total Returns Since Inception
Class A (without maximum load)	4/1/2014	5.19%	-4.98%	5.59%
Class A (with maximum load)	4/1/2014	-0.86%	-10.44%	2.51%
Class C (without sales charge)	4/1/2014	4.79%	-5.69%	4.84%
Class C (with sales charge)	4/1/2014	3.79%	-6.52%	4.84%
Class I	4/1/2014	5.32%	-4.74%	5.80%
Class N	4/1/2014	5.27%	-4.90%	5.63%
Barclay Systematic Traders Index	4/1/2014	0.54%	-2.65%	5.00%
BofA Merrill Lynch US 3-Month Treasury Bill Index	4/1/2014	0.10%	0.12%	0.07%

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge ("CDSC") of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

Class I and Class N imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If it had, the return would be reduced.

Barclay Systematic Traders Index: An equal weighted composite of managed futures programs whose approach is at least 95% systematic. In 2016 there were 454 systematic programs included in the index. The performance of the index is net of management and incentive fees from the individual trading managers. Inception: 1/1987. Performance Source: BarclayHedge. Managed futures investments are subject to risks, including illiquidity, lack of a secondary market, and the volatility of the underlying commodities or futures markets traded by a particular program.

BofA Merrill Lynch US 3-Month Treasury Bill Index: Comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly-selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. Inception: 1/1978. Performance Source: Merrill Lynch & Co, Inc. Treasury bills are subject to risks, including: interest rate risk, call risk, credit risk and reinvestment risk. Treasury bills rated below investment grade may have speculative characteristics and present additional risks.

Generally, indices are unmanaged and are not available for direct investment. One cannot invest directly in an index.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 7

Steben Managed Futures Strategy Fund

Performance Review

As of March 31, 2016 (Unaudited)

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 8

Steben Managed Futures Strategy Fund
Composition of Consolidated
Schedule of Investments

As of March 31, 2016 (Unaudited)

Composition of Consolidated Schedule of Investments
(as a % of total investments) (Unaudited) March 31, 2016

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 9

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2016

	Maturity Date	Coupon Rate/Yield	Principal Amount/ Shares	Value
CORPORATE BONDS: 47.53%

Finance and Insurance: 23.53%

American Express Credit Corporation (a)	06/05/2017	0.906%	$1,000,000	$994,365
American International Group, Inc.	10/18/2016	5.600%	1,550,000	1,586,603
Bank of America, National Association (a)	06/15/2016	0.914%	1,250,000	1,249,675
Credit Suisse AG (a)(c)	04/27/2018	1.301%	1,050,000	1,041,131
Daimler Finance North America LLC (Acquired 08/12/2014 and 12/22/2014, Cost $503,847 and $503,305, respectively) (b)	09/15/2016	2.625%	1,000,000	1,006,240
Daimler Finance North America LLC (Acquired 02/23/2015, Cost $1,000,000) (a)(b)	03/02/2018	1.053%	1,000,000	989,158
Ford Motor Credit Company LLC (a)	01/09/2018	1.557%	850,000	840,129
GE Capital International Funding Co. (Acquired 04/07/2014, Cost $1,011,236) (a)(b)(c)	04/15/2016	0.964%	1,012,000	1,012,056
Goldman Sachs Group, Inc./The (a)	12/15/2017	1.434%	400,000	398,991
ING Bank N.V. (Acquired 08/10/2015, Cost $1,000,000) (a)(b)(c)	08/17/2018	1.398%	1,000,000	996,861
Metropolitan Life Global Funding I (Acquired 04/08/2014, Cost $1,001,019) (a)(b)	04/10/2017	0.997%	1,000,000	1,000,580
Morgan Stanley	01/09/2017	5.450%	1,000,000	1,031,681
MUFG Americas Holdings Corporation (a)	02/09/2018	1.190%	1,500,000	1,490,319
National Australia Bank Limited (Acquired 07/16/2015, Cost $1,500,000) (a)(b)(c)	07/23/2018	1.259%	1,500,000	1,494,589
Toronto-Dominion Bank/The (a)(c)	07/23/2018	1.159%	1,500,000	1,496,467
UBS AG (a)(c)	06/01/2017	1.195%	1,000,000	999,276
UnitedHealth Group, Inc. (a)	01/17/2017	1.070%	2,000,000	2,001,708
				19,629,829
Information: 4.99%
AT&T Inc.	08/15/2016	2.400%	1,500,000	1,509,090
Oracle Corporation (a)	07/07/2017	0.817%	900,000	901,179
Verizon Communications Inc. (a)	09/15/2016	2.164%	750,000	754,063
Verizon Communications Inc. (a)	06/09/2017	1.036%	1,000,000	998,009
				4,162,341
Manufacturing: 10.97%
AbbVie Inc.	05/14/2018	1.800%	2,000,000	2,013,432
Anheuser-Busch Companies, LLC	01/15/2018	5.500%	1,500,000	1,615,099

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 10

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2016

	Maturity Date	Coupon Rate/Yield	Principal Amount/ Shares	Value
Apple Inc. (a)	05/03/2018	0.869%	$800,000	$798,564
Gilead Sciences, Inc.	12/01/2016	3.050%	750,000	760,195
Medtronic, Inc.	03/15/2018	1.500%	1,500,000	1,512,914
Rockwell Collins, Inc. (a)	12/15/2016	0.984%	1,000,000	1,000,372
Zimmer Biomet Holdings, Inc.	04/01/2018	2.000%	1,450,000	1,453,445
				9,154,021
Mining, Quarrying, and Oil and Gas Extraction: 0.91%
Pioneer Natural Resources Company	07/15/2016	5.875%	750,000	757,557

Pharmaceuticals: 0.60%
EMD Finance LLC (Acquired 03/16/2015, Cost $500,000) (a)(b)	03/17/2017	0.992%	500,000	498,239

Professional, Scientific, and Technical Services: 0.83%
Volkswagen Group of America Finance, LLC (Acquired 05/16/2014, Cost $500,471) (a)(b)	05/23/2017	0.988%	500,000	494,142
Volkswagen Group of America Finance, LLC (Acquired 11/12/2014, Cost $200,000) (a)(b)	11/20/2017	1.058%	200,000	196,231
				690,373
Retail Trade: 1.24%
Home Depot, Inc./The	09/10/2018	2.250%	1,000,000	1,030,780

Transportation and Warehousing: 1.19%
Kansas City Southern (Acquired 05/13/2014, Cost $499,653) (a)(b)	10/28/2016	1.321%	500,000	495,912
Spectra Energy Partners, LP	06/15/2016	2.950%	500,000	500,610
				996,522
Utilities: 2.22%
The Dayton Power and Light Company	09/15/2016	1.875%	500,000	502,049
Georgia Power Company (a)	08/15/2016	1.018%	1,000,000	999,972
Kinder Morgan, Inc.	12/01/2017	2.000%	350,000	346,250
				1,848,271
Wholesale Trade: 1.05%
Actavis Funding SCS (a)(c)	03/12/2018	1.712%	875,000	879,813
TOTAL CORPORATE BONDS (Cost $39,677,414)				39,647,746

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 11

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2016

	Maturity Date	Coupon Rate/Yield	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS: 38.29%
COMMERCIAL PAPER: 15.46%
Amphenol Corporation	04/04/2016	0.076%	$500,000	$499,967
AstraZeneca PLC	04/07/2016	0.102%	500,000	499,942
AXA Financial, Inc.	05/05/2016	0.314%	400,000	399,736
Bacardi U.S.A., Inc.	04/06/2016	0.105%	400,000	399,960
BASF SE	05/03/2016	0.254%	500,000	499,778
Brown-Forman Corporation	04/25/2016	0.436%	600,000	599,800
Catholic Health Initiatives	06/09/2016	0.533%	500,000	499,565
Chevron Corporation	04/21/2016	0.185%	600,000	599,867
Corporacion Andina de Fomento	05/13/2016	0.329%	500,000	499,708
Credit Suisse (USA), Inc.	04/11/2016	0.081%	300,000	299,955
DBS Bank Ltd.	04/14/2016	0.107%	400,000	399,932
Dominion Resources, Inc.	04/21/2016	0.526%	400,000	399,833
Engie	05/02/2016	0.592%	500,000	499,733
Hyundai Capital America	04/04/2016	0.107%	500,000	499,971
Intercontinental Exchange, Inc.	04/18/2016	0.227%	400,000	399,913
Mitsubishi UFJ Trust & Banking Corp	04/06/2016	0.133%	400,000	399,977
Mizuho Bank, Ltd.	04/08/2016	0.053%	400,000	399,955
Nissan Motor Acceptance Corporation	04/21/2016	0.442%	500,000	499,789
Nordea Bank AB (b)(c)	06/01/2016	0.394%	600,000	599,529
Oglethorpe Power Corporation (An Electric Membership Corporation)	04/11/2016	0.151%	400,000	399,942
Ontario Teachers' Finance Trust	04/01/2016	0.670%	500,000	500,000
Prudential Public Limited Company	04/26/2016	0.241%	400,000	399,853
Salvation Army/The	05/05/2016	0.393%	500,000	499,764
Sempra Energy Global Enterprises	04/05/2016	0.146%	500,000	499,950
Simon Property Group, L.P.	04/29/2016	0.221%	400,000	399,860
Sumitomo Mitsui Trust Bank (U.S.A.) Limited	06/16/2016	0.505%	500,000	499,402
Telstra Corporation Limited	05/18/2016	0.345%	400,000	399,676
United Overseas Bank Limited	04/25/2016	0.139%	400,000	399,832
TOTAL COMMERCIAL PAPER (Cost $12,894,934)				12,895,189

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 12

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2016

	Maturity Date	Coupon Rate/Yield	Principal Amount/ Shares	Value

MONEY MARKET FUND: 14.81%
Fidelity Institutional Money Market Portfolio - Class I, 0.35% (d)(e)			12,360,364	$12,360,364
TOTAL MONEY MARKET FUND (Cost $12,360,364)				12,360,364

U.S. GOVERNMENT NOTES/BONDS: 8.02%
United States Treasury Note/Bond	06/30/2016	0.500%	1,500,000	1,500,702
United States Treasury Note/Bond	07/15/2016	0.625%	1,000,000	1,000,781
United States Treasury Note/Bond	08/31/2016	1.000%	1,750,000	1,754,307
United States Treasury Note/Bond	11/30/2016	2.750%	2,400,000	2,435,061
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $6,685,393)				6,690,851
TOTAL SHORT-TERM INVESTMENTS (Cost $31,940,691)				31,946,404

TOTAL INVESTMENTS (Cost $71,618,105): 85.82%				71,594,150
Other Assets in Excess of Liabilities, 14.18% (f)				11,830,181
TOTAL NET ASSETS, 100.00%				$83,424,331

(a)	Variable rate security. The rate reported is the rate in effect as of March 31, 2016.
(b)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid based on procedures approved by the Board of Trustees. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At March 31, 2016, the fair value of these securities total $8,184,008 which represents 9.81% of total net assets.
(c)	Foreign issued security. At March 31, 2016, the breakdown by country is as follows: Australia – 1.79%, Canada – 1.79%, Ireland – 1.21%, Luxembourg – 1.05%, Netherlands – 1.20%, and Switzerland – 2.45%.
(d)	The rate quoted is the annualized seven-day effective yield as of March 31, 2016.
(e)	All or a portion of this security is held by the Steben Managed Futures Cayman Fund Ltd. See Note 1.
(f)	Includes assets to satisfy the margin requirements for derivative contracts which is included as deposits with brokers for derivative instruments on the Consolidated Statement of Assets and Liabilities. See Note 2.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 13

Steben Managed Futures Strategy Fund
Consolidated Schedule of Forward Currency Contracts(a)
March 31, 2016

		Currency to be Received		Currency to be Delivered
Notional Amount	Forward Settlement Date	Currency Abbreviation	U.S. $ Value at March 31, 2016	Currency Abbreviation	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
$3,502,510	04/20/2016	AUD	$3,584,173	USD	$3,502,510	$81,663	$-
3,483,475	04/20/2016	CAD	3,557,381	USD	3,483,475	73,906	-
947,297	04/20/2016	CHF	957,663	USD	947,297	10,366	-
1,931,906	04/20/2016	EUR	1,958,359	USD	1,931,906	26,453	-
3,159,030	04/20/2016	GBP	3,159,935	USD	3,159,030	905	-
2,077,348	04/20/2016	JPY	2,089,379	USD	2,077,348	12,031	-
1,142,202	04/20/2016	NZD	1,166,891	USD	1,142,202	24,689	-
2,041,619	04/20/2016	SEK	2,085,664	USD	2,041,619	44,045	-
2,015,517	04/20/2016	TRY	2,088,685	USD	2,015,517	73,168	-
877,438	04/20/2016	BRL	923,735	USD	877,438	46,297	-
1,066,331	04/20/2016	MXN	1,092,441	USD	1,066,331	26,110	-
2,439,386	04/20/2016	NOK	2,500,194	USD	2,439,386	60,808	-
1,608,788	04/20/2016	PLN	1,653,063	USD	1,608,788	44,275	-
370,849	04/20/2016	RUB	392,245	USD	370,849	21,396	-
857,441	04/20/2016	ZAR	902,722	USD	857,441	45,281	-
Total Purchase Contracts			28,112,530		27,521,137	591,393	-

Sale Contracts:
$1,801,248	04/20/2016	USD	$(1,815,062)	AUD	$(1,801,248)	$-	$(13,814)
2,351,452	04/20/2016	USD	(2,386,988)	CAD	(2,351,452)	-	(35,536)
1,281,380	04/20/2016	USD	(1,301,172)	CHF	(1,281,380)	-	(19,792)
2,256,997	04/20/2016	USD	(2,288,547)	EUR	(2,256,997)	-	(31,550)
3,849,985	04/20/2016	USD	(3,892,466)	GBP	(3,849,985)	-	(42,481)
970,830	04/20/2016	USD	(969,116)	JPY	(970,830)	1,714	-
455,637	04/20/2016	USD	(462,614)	NZD	(455,637)	-	(6,977)
1,544,845	04/20/2016	USD	(1,590,134)	SEK	(1,544,845)	-	(45,289)
459,592	04/20/2016	USD	(476,305)	TRY	(459,592)	-	(16,713)
188,998	04/20/2016	USD	(190,832)	BRL	(188,998)	-	(1,834)
124,365	04/20/2016	USD	(125,362)	MXN	(124,365)	-	(997)
417,731	04/20/2016	USD	(419,317)	NOK	(417,731)	-	(1,586)
1,816,252	04/20/2016	USD	(1,853,696)	NOK	(1,816,252)	-	(37,444)
966,606	04/20/2016	USD	(1,007,377)	PLN	(966,606)	-	(40,771)
72,507	04/20/2016	USD	(76,052)	RUB	(72,507)	-	(3,545)
237,679	04/20/2016	USD	(248,957)	ZAR	(237,679)	-	(11,278)
Total Sale Contracts			(19,103,997)		(18,796,104)	1,714	(309,607)
Total Forward Currency Contracts			$9,008,533		$8,725,033	$593,107	$(309,607)
Net Unrealized Appreciation						$283,500

Currency abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
BRL	Brazilian Real	MXN	Mexican Peso	TRY	Turkish Lira
CAD	Canadian Dollar	NOK	Norwegian Krone	USD	U.S. Dollar
CHF	Swiss Franc	NZD	New Zealand Dollar	ZAR	South African Rand
EUR	Euro	PLN	Polish Zloty
GBP	British Pound	RUB	Russian Ruble

(a)	Deutsche Bank is the counterparty for all open forward currency exchange contracts held by the Fund as of March 31, 2016.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 14

Steben Managed Futures Strategy Fund
Consolidated Schedule of Futures Contracts
March 31, 2016

Description	Notional Amount	Number of Contracts Purchased / (Sold)	Settlement Month-Year	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
90 Day Eurodollar	$4,710,813	19	Dec-16	$2,578	$-
90 Day Sterling	9,276,779	52	Dec-16	-	(6,113)
Sugar #11 World (a)	51,912	3	Jul-16	-	(2,036)
AUD/USD	1,530,000	20	Jun-16	20,674	-
Australia 10Yr Bond	1,806,884	18	Jun-16	20,441	-
Brent Crude (a)	806,600	20	Jun-16	4,452	-
Canadian 10 Yr Bond	1,955,295	18	Jun-16	2,889	-
Canadian Dollar	308,280	4	Jun-16	842	-
DAX Index	284,476	1	Jun-16	-	(374)
Dow E-mini	1,847,475	21	Jun-16	15,028	-
Euro Fx Currency	570,600	4	Jun-16	8,643	-
Euro-BOBL	9,398,277	63	Jun-16	-	(7,862)
Euro-BTP	2,080,154	13	Jun-16	36,002	-
Euro-Bund	5,946,951	32	Jun-16	9,414	-
Euro-OAT	3,421,172	19	Jun-16	27,861	-
FTSE 100 Index	702,381	8	Jun-16	4,160	-
Gold 100oz (a)	3,212,560	26	Jun-16	-	(3,508)
Japanese Yen	3,116,400	28	Jun-16	12,591	-
Long Gilt	6,093,557	35	Jun-16	20,535	-
Nasdaq 100 E-Mini	805,725	9	Jun-16	14,441	-
Russell 2000 E-Mini	110,960	1	Jun-16	4,060	-
U.S. 10Yr Note (cbt)	4,954,844	38	Jun-16	32,698	-
U.S. 2Yr Note (cbt)	1,312,500	6	Jun-16	2,805	-
U.S. 5Yr Note (cbt)	9,329,633	77	Jun-16	70,481	-
U.S. Long Bond (cbt)	2,959,875	18	Jun-16	40,661	-
Cocoa (a)	61,931	2	May-16	-	(2,502)
Copper (a)	163,725	3	May-16	-	(13,525)
Heating Oil (a)	199,164	4	May-16	14,247	-
Soybean (a)	1,912,575	42	May-16	8,223	-
Soybean Oil (a)	143,724	7	May-16	3,682	-
Sugar #11 World (a)	687,680	40	May-16	-	(24,035)
CAC Index	648,439	13	Apr-16	-	(1,254)
Hang Seng Index	804,669	6	Apr-16	15,877	-
H-shares Index	348,134	6	Apr-16	3,950	-
Ibex 35 Index	98,883	1	Apr-16	-	(2,803)
Taiwan MSCI Index	161,000	5	Apr-16	980	-
Total Purchase Contracts				398,215	(64,012)

Sale Contracts:
90-Day Bank Bill	$(19,064,509)	(25)	Sep-16	$-	$(1,290)
Bankers' Acceptance	(3,243,908)	(17)	Sep-16	907	-
Natural Gas (a)	(110,600)	(5)	Aug-16	-	(2,220)
Cotton #2 (a)	(58,310)	(2)	Jul-16	-	(966)
Natural Gas (a)	(150,710)	(7)	Jul-16	-	(9,884)
British Pound	(4,222,069)	(47)	Jun-16	-	(38,779)
Euro Stoxx 50	(233,463)	(7)	Jun-16	4,247	-
Jpn 10y Bond (ose)	(1,344,351)	(1)	Jun-16	-	(4,359)
KOSPI 200 Index	(323,190)	(3)	Jun-16	-	(1,478)
Live Cattle (a)	(49,610)	(1)	Jun-16	967	-
Nikkei 225 (sgx)	(1,192,412)	(16)	Jun-16	-	(9,085)
S&P 500 E-Mini	(102,575)	(1)	Jun-16	13,215	-
Swiss Franc (b)	-	-	Jun-16	-	(6,875)
Topix Index	(718,379)	(6)	Jun-16	-	(5,633)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 15

Steben Managed Futures Strategy Fund
Consolidated Schedule of Futures Contracts
March 31, 2016

Description	Notional Amount	Number of Contracts Purchased / (Sold)	Settlement Month-Year	Unrealized Appreciation	Unrealized (Depreciation)

WTI Crude (a)	$(318,000)	(8)	Jun-16	$-	$(489)
Cocoa (a)	(59,000)	(2)	May-16	-	(425)
Corn (a)	(140,600)	(8)	May-16	-	(19,123)
Cotton #2 (a)	(350,640)	(12)	May-16	-	(10,992)
Gasoline Blendstock (a)	(60,761)	(1)	May-16	-	(4,350)
Low Sulfur Gasoil (a)	(466,050)	(13)	May-16	6,527	-
Natural Gas (a)	(1,508,430)	(77)	May-16	-	(47,583)
Robusta Coffee (a)	(165,110)	(11)	May-16	-	(13,434)
Silver (a)	(77,320)	(1)	May-16	-	(5,315)
Soybean Meal (a)	(135,150)	(5)	May-16	-	(4,613)
Wheat (cbt) (a)	(402,475)	(17)	May-16	-	(21,745)
WTI Crude (a)	(268,380)	(7)	May-16	-	(49,149)
CBOE VIX	(111,475)	(7)	Apr-16	16,110	-
Low Sulfur Gasoil (a)	(71,000)	(2)	Apr-16	-	(4,753)
Singapore MSCI Index	(118,300)	(5)	Apr-16	-	(68)
Total Sale Contracts				41,973	(262,608)

Total Futures Contracts				$440,188	$(326,620)

Net Unrealized Appreciation				$113,568

(a)	Contract held by Steben Managed Futures Cayman Fund Ltd. See Note 1.
(b)	Net of zero contracts; has unrealized depreciation.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 16

Steben Managed Futures Strategy Fund
Consolidated Statement of Assets and Liabilities
March 31, 2016

ASSETS
Investments, at fair value (Cost $71,618,105)	$71,594,150
Cash	2,251
Foreign currency, at value (Cost $335,116)	351,142
Interest receivable	199,090
Receivable for variation margin on futures contracts	21,873
Receivable for capital shares sold	162,186
Net unrealized appreciation on forward currency contracts (Note 1)	283,500
Deposits with brokers for derivative instruments (Note 2)	11,062,738
Total Assets	83,676,930

LIABILITIES
Payable for distribution fees	2,235
Payable for collateral	69,747
Payable for capital shares redeemed	41,889
Payable to Adviser	138,728
Total Liabilities	252,599

NET ASSETS	$83,424,331

Net assets consist of:
Paid in capital	$85,241,364
Accumulated net investment loss	(10,082,194)
Accumulated net realized gain on investments, forward currency, futures contracts, foreign currency and swap contracts	7,876,022
Net unrealized appreciation/depreciation on:
Investments	(23,955)
Forward currency	283,500
Futures contracts	113,568
Foreign currency contracts	16,026
NET ASSETS	$83,424,331

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 17

Steben Managed Futures Strategy Fund
Consolidated Statement of Assets and Liabilities
March 31, 2016

Net Assets
Class A	$1,729,846
Class C	898,107
Class I	75,282,436
Class N	5,513,942

Shares Issued and Outstanding (unlimited shares authorized, no par value)
Class A	174,368
Class C	91,845
Class I	7,558,217
Class N	556,033

Net Asset Value, redemption and offering price per share
Class A(1)	$9.92
Maximum Offering Price Per Share (net asset value per share divided by 0.9425)(2)	10.53
Class C(3)	9.78
Class I(4)	9.96
Class N(4)	9.92

(1)	A contingent deferred sales charge (CDSC) of 1.00% may be imposed on share purchases of $1 million or more that are redeemed within 6 months of purchase and 0.75% on shares redeemed between 6 and 18 months of purchase.
(2)	Reflects a maximum sales charge of 5.75%.
(3)	A CDSC of 1.00% may be imposed on share purchases that are redeemed within 12 months of purchase.
(4)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 18

Steben Managed Futures Strategy Fund
Consolidated Statement of Operations
For the Year Ended March 31, 2016

INVESTMENT INCOME
Interest income (Net of withholding tax interest of $351)	$490,896

EXPENSES
Management fees (Note 5)	1,060,309
Distribution fees - Class A (Note 5)	5,521
Distribution fees - Class C (Note 5)	7,869
Distribution fees - Class N (Note 5)	12,515
Operating services fee (Note 5)	392,055
TOTAL EXPENSES	1,478,269
NET INVESTMENT LOSS	(987,373)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS , FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS, FOREIGN CURRENCY AND SWAP CONTRACTS
Net realized gain (loss) on:
Investments	(44,398)
Forward currency contracts	(51,840)
Futures contracts	(693,845)
Foreign currency	585
Swap contracts	8,706,658
Net change in unrealized appreciation/depreciation on:
Investments	(16,590)
Forward currency contracts	283,500
Futures contracts	113,568
Foreign currency	16,026
Swap contracts	(11,485,006)

NET REALIZED AND UNREALIZED LOSS	(3,171,342)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,158,715)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 19

Steben Managed Futures Strategy Fund
Consolidated Statements of Changes in Net Assets

	Year Ended March 31, 2016	April 1, 2014 (commencement of operations) through March 31, 2015
FROM OPERATIONS
Net investment loss	$(987,373)	$(865,716)
Realized gain (loss) on:
Investments	(44,398)	3,785
Forward currency contracts	(51,840)	-
Futures contracts	(693,845)	-
Foreign currency	585	-
Swap contracts	8,706,658	-
Change in unrealized appreciation/depreciation on:
Investments	(16,590)	(7,365)
Forward currency contracts	283,500	-
Futures contracts	113,568	-
Foreign currency	16,026	-
Swap contracts	(11,485,006)	11,485,006
Net Increase (Decrease) in Net Assets from Operations	(4,158,715)	10,615,710
FROM DISTRIBUTIONS
Net investment income:
Class A	(240,535)	-
Class C	(94,235)	-
Class I	(8,027,340)	-
Class N	(554,138)	-
Net realized gain:
Class A	(103)	-
Class C	(41)	-
Class I	(3,423)	-
Class N	(236)	-
Net Decrease in Net Assets from Distributions Paid	(8,920,051)	-
FROM CAPITAL TRANSACTIONS
Proceeds from sales of shares	19,994,224	74,256,830
Net asset value of shares issued in reinvestment of distributions to shareholders	8,674,246	-
Payments for shares redeemed	(16,424,300)	(713,746)
Redemption fees	133	-
Net Increase in Net Assets from Capital Transactions	12,244,303	73,543,084

Total Increase (Decrease) in Net Assets	(834,463)	84,158,794

NET ASSETS
Beginning of period	84,258,794	100,000
End of period	$83,424,331	$84,258,794

Accumulated Net Investment Loss	$(10,082,194)	$(865,716)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 20

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

1.	Organization

The Steben Managed Futures Strategy Fund (the “Fund”) is a separate operating series of Steben Alternative Investment Funds (the “Trust”), a Delaware statutory trust since February 14, 2013, that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. The Fund’s investment objective is to achieve positive long term absolute returns with low correlation to broad equity and fixed income market returns. The Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing in futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities), foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts), and options on futures and swaps (“Derivative Instruments”).

The Fund may invest in Derivative Instruments directly or it may invest up to 25% of its total assets (measured at the time of purchase) in a wholly owned and controlled subsidiary, Steben Managed Futures Cayman Fund Ltd. (“SMFCF”), formed under the laws of the Cayman Islands, to pursue its managed futures strategy through investments in Derivative Instruments. SMFCF is advised by Steben & Company, Inc. (the “Investment Manager”) and has the same investment objective as the Fund. The consolidated financial statements of the Fund include the investment activity and financial statements of SMFCF. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the subsidiary, the Fund may be considered to be investing indirectly in some of those investments through the subsidiary. As of March 31, 2016, the fair value of the Fund’s investments (or net assets) held by SMFCF was $5,151,190, (representing 6.13% of the Fund’s total assets). SMFCF acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment policies specified in the Fund’s Prospectus and Statement of Additional Information. See Note 2.

The Fund utilizes managers who employ a variety of managed futures trading strategies (“Trading Advisors”). The managed futures strategies in which the Fund typically seeks exposure include the following investment styles: (1) trend following, (2) short-term systematic and discretionary trading, and (3) counter-trend or mean reversion strategies. The Investment Manager expects the managed futures programs employed by the Trading Advisors to have a wide variety of different trading styles across a broad range of financial markets and asset classes. Managed futures strategies typically invest either long or short in one or a combination of Derivative Instruments for both speculative and hedging purposes, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy, (e) fixed income and interest rates, (f) metals or (g) other commodities.

The Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Investment Manager allocates these assets to Principal Global Investors, LLC (the “Sub-Adviser”), who invests primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody's Investors Service, Inc. of Baa3/P-3 or higher; by Standard & Poor's Ratings Group of BBB-/A-3 or higher; or by Fitch Ratings of BBB-/F3 or higher; or, if unrated, determined by the Investment Manager or the Sub-Adviser to be of comparable quality. However, the fixed income portion of the Fund's portfolio is invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund does not maintain any particular average maturity of its fixed income investments.

The Fund currently offers Class A, Class C, Class I and Class N shares of beneficial interest, with no par value per share. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front-end sales load of 5.75% and a maximum deferred sales charge of 1.00%, Class C shares have a maximum deferred sales charge of 1.00%, and Class I and Class N shares have a redemption fee of 1.00% if sold within 30 days, (ii) Class A and Class N shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) Class A, Class C and Class N shares require a minimum initial investment of $2,500 with a

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 21

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

minimum subsequent investment of $100 and Class I shares require a minimum initial investment of $1,000,000 with a minimum subsequent investment of $25,000; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (the “Board” and each member a “Trustee”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date. All classes of the Fund commenced operations on April 1, 2014.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges, except as to class-specific rights and privileges described above.

2.	Summary of Significant Accounting Policies and Practices

a.    Basis of Accounting | The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

b.    Valuation |

Share Valuation. The price of Fund shares is based on the Net Asset Value (“NAV”) per share of each class of the Fund. The Fund determines the NAV of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Fund is not required to recalculate its NAV.

Investment Valuation. The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 22

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Fund values portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

Both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (the “Pricing and Valuation Procedures”) approved by the Board. The Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Pricing and Valuation Procedures, the Board has delegated the day-to-day responsibility for applying and administering these procedures to a valuation committee comprised of employees of the Investment Manager (the “Valuation Committee”) subject to the Board’s oversight. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Pricing and Valuation Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, the Investment Manager checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). The Investment Manager compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. The Investment Manager documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for the Fund. Fair value pricing methods, Pricing and Valuation Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by the Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

Domestic Exchange Traded Equity Securities – Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Foreign Equity Securities – If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 23

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that the Investment Manager determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Investment Manager also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of the Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy.

Fixed Income Securities – Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures. Fixed income securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term Securities – The amortized cost method of security valuation is used by the Fund (as set forth in Rule 2a-7 under the 1940 Act) for short-term investments (investments that have a maturity date of 60 days or less and of sufficient credit quality), and are categorized in Level 1 or Level 2 of the fair value hierarchy. The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

Forward Currency Contracts - The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend, to the possible detriment of the Fund. Forward contracts are generally categorized as Level 2 of the fair value hierarchy.

Futures and Options – Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures. Futures are generally categorized as Level 1 of the fair value hierarchy. Options are generally categorized as Level 2 of the fair value hierarchy.

Investment Companies and ETFs – Investments in other investment companies are valued at their reported net asset value. In addition, investments in ETFs are valued on the basis of market quotations, if available.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 24

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

The following table summarizes the Fund’s consolidated investments and other financial instruments as of March 31, 2016:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$-	$39,647,746	$-	$39,647,746
Total Long-Term Investments	$-	$39,647,746	$-	$39,647,746

Short-Term Investments
Commercial Paper	$-	$12,895,189	$-	$12,895,189
Money Market Fund	12,360,364	-	-	12,360,364
U.S. Government Notes/Bonds	-	6,690,851	-	6,690,851
Total Short-Term Investments	$12,360,364	$19,586,040	$-	$31,946,404
Total Investments	$12,360,364	$59,233,786	$-	$71,594,150

Forward Currency Contracts
Long Forward Currency Contracts	$-	$591,393	$-	$591,393
Short Forward Currency Contracts	-	(307,893)	-	(307,893)
Total Forward Currency Contracts	$-	$283,500	$-	$283,500

Futures Contracts
Long Futures Contracts	$334,203	$-	$-	$334,203
Short Futures Contracts	(220,635)	-	-	(220,635)
Total Futures Contracts	$113,568	$-	$-	$113,568
Total Other Financial Instruments	$113,568	$283,500	$-	$397,068

The Fund discloses transfers between levels based on valuations at the end of the reporting period. During the fiscal year ended March 31, 2016, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

c.	Investment Strategies |

Derivative Investments. The Fund and the Subsidiary invest their assets in Derivative Instruments. Such instruments may have payments linked to the performance of commodities. Although the Fund executes its managed futures strategy primarily by investing in the Subsidiary, the Fund also may invest in Derivative Instruments to the extent permitted under the 1940 Act and consistent with its intent to be treated as a regulated investment company under the Code. The Fund's and Subsidiary’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 25

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

primarily dependent upon securities it does not own. The Subsidiary will comply with the asset coverage requirements under 1940 Act with respect to its investments in Derivative Instruments on a consolidated basis with the Fund.

The Fund and Subsidiary use Derivative Instruments as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund and Subsidiary may also use Derivative Instruments for leverage, in which case their use would involve leveraging risk.

d.     Security Transactions and Investment Income Recognition | Purchases and sales of securities are recorded on a trade-date basis. For investments in securities, interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized gains or losses on the disposition of investments are accounted for based on the specific identification method. Investments that are held by the Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the consolidated statement of operations.

e.    Federal Income Taxes | The Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) by complying with provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make distributions from net investment income and from realized capital gains sufficient to relieve it from all, or substantially all, federal and excise taxes. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. The Fund files a state tax return with Delaware.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and U.S. federal and state tax jurisdictions and concluded that no provision for income tax would be required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The SMFCF is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the SMFCF’s income. Net investment loss of the SMFCF cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

As of March 31, 2016, the tax cost of securities and components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$73,008,102
Gross tax unrealized appreciation	794,578
Gross tax unrealized depreciation	(85,901)
Net tax unrealized appreciation	708,677
Undistributed long-term gains	162,232
Other accumulated unrealized appreciation	(605,637)
Total accumulated gains	$265,272

At March 31, 2016, the Fund had no capital loss carry forwards.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

At March 31, 2016, the Fund had deferred late year losses of $22,045 and $0 deferred post-October losses.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 26

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

The Fund distributed $8,916,133 out of ordinary income and $3,918 out of long-term capital gains during the fiscal year ended March 31, 2016.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended March 31, 2016, the Fund’s permanent differences resulted in reclassification of $687,143 in undistributed net investment income/(loss), ($41,120) in accumulated net realized gain/(loss) and ($646,023) in paid in capital.

f.    Use of Estimates | The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported income and expense during the reporting period. Actual results could differ from those estimates and such differences may be significant.

g.    Indemnifications | Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Fund.

h.    Organization and Offering Costs | Organizational expenses consist primarily of costs to establish the Fund and enable it to legally conduct business. Under an operating services agreement (the “Operating Services Agreement”), the Investment Manager shall pay all expenses incurred by the Fund in connection with the organization and offering of shares of the Fund. These expenses may not be recouped by the Investment Manager.

i.    Fund Expenses | Pursuant to the Operating Services Agreement with the Fund, the Investment Manager has contractually agreed to pay all of the Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Investment Manager, including the Fund’s organizational and offering expenses but not the following Fund expenses: fees for advisory services; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments and enforcing the Fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; taxes and governmental fees (including tax preparation fees); acquired fund fees and expenses; shareholder servicing fees, expenses which the Fund is authorized to pay pursuant to Rule 12b-l under the 1940 Act or fees pursuant to any services agreement with the Investment Manager; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto. The Operating Services Agreement may be terminated at any time by the Board. See Note 5 – Related Party Transactions.

U.S. Bancorp Fund Services, LLC provides accounting, administrative and transfer agency services to the Fund. U.S. Bank, N.A. provides custodian services to the Fund.

j.    Dividends and Distributions to Shareholders | Typically, the Fund distributes all or substantially all of its net investment income and net capital gains to its shareholders every year. The Fund distributes dividends from its net investment income to its shareholders annually. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends received from the Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders who satisfy certain holding period and other restrictions with respect to their Fund shares.

The Fund also distributes net capital gains and net gains from foreign currency transactions, if any, to its shareholders, normally once a year. The Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Fund held the asset(s) that generated the gain. Distributions of net capital

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 27

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates. Generally, Fund distributions are taxable in the year received. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

The Fund’s distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing class at NAV (without sales charge) unless the shareholder opts to take distributions in cash, in the form of a check. Shareholders may change their distribution option either in writing or by calling the transfer agent at any time. Any change will be effective for distributions with a record date 5 calendar days from the date of the change.

k.    Foreign Securities and Currency | Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

l.    Futures Contacts | Gains or losses are realized when contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

m.  Forward Currency Contracts | Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

n.   Deposits with Broker | Futures Contracts and Forward Currency Contracts | When trading derivative instruments, such as forward or futures contracts, the Fund and SMFCF are only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At March 31, 2016, the Fund and SMFCF, collectively, had $11,062,738 in cash and cash equivalents on deposit with brokers for derivative instruments and is presented on the Fund’s consolidated statement of assets and liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, a broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, a broker will pay the excess to the Fund.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 28

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on any margin deposits.

o.   Counterparty, Credit and Market Risk | Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with over-the-counter transactions or off-exchange transactions. Therefore, in those instances in which the Fund enters into such transactions, the Fund will be subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses. Over-the-counter (“OTC”) and off-exchange transactions have greater liquidity risk, and often do not have liquidity beyond the counterparty to the instrument. In general, there is less government regulation and supervision of transactions in the OTC markets or off-exchange than of transactions entered into on organized exchanges. Furthermore, if any futures commission merchant, broker-dealer, or financial institution holding the Fund’s assets were to become bankrupt or insolvent, it is possible that the Fund would be able to recover only a portion, or in certain circumstances, none of its assets held by such bankrupt or insolvent entity.

The risk that an issuer, guarantor or liquidity provider of an instrument (including the counterparty to an OTC position) held by the Fund will be unable or unwilling to perform its obligations is considered credit risk. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality. To the extent that the Fund invests in derivative or other over-the-counter transactions, including forward contracts, the Fund may be exposed to a credit risk with respect to the parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

p.   CFTC Regulation | The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, and swaps), have been able to claim exclusion from registration as commodity pool operators (“CPO”s) pursuant to CFTC Regulation 4.5. In February 2012, the CFTC adopted substantial amendments to that regulation. The Investment Manager is registered with the CFTC as a CPO under the Commodity Exchange Act and serves as a registered CPO with respect to the Fund. CPO registration and regulation will increase the regulatory requirements to which the Fund is subject and are expected to increase costs for the Fund. The CFTC has proposed amendments to its regulations governing CPOs that are intended to harmonize regulatory requirements that will apply to funds that are subject to investment company regulation by the SEC, to which the Fund is already subject, and CPO regulation by

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 29

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

the CFTC. The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

The Fund has filed for an exemption with the National Futures Association under Rule 4.12(c)(3) of the CFTC Regulations. SMFCF has claimed no-action relief provided in CFTC Letter No. 13-51 (Sept. 5, 2013) from certain CFTC Regulations.

3.	Derivative Instruments

During the fiscal year ended March 31, 2016, the Fund invested in Derivative Instruments such as swap contracts and invested in futures contracts and forward currency contracts in order to pursue its managed futures strategy. Such investments are not for hedging purposes.

The Fund may invest in commodity-linked futures contracts either directly or through a wholly owned subsidiary. Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, West Texas Intermediate (WTI) crude oil, Brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

The Fund’s market risk related to its derivatives trading is influenced by a wide variety of factors, including overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Derivative Instruments can be highly volatile, illiquid and difficult to value, and changes in the value of these instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Futures, forward currency and options contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contracts. Price valuations or market movements of options may not justify purchasing put options or, if purchased, the options may expire unexercised, resulting in a loss of the premium paid for the options. There are additional risks associated with Derivative Instruments that are possibly greater than the risks associated with investing directly in the underlying instruments, including leveraging risk and counterparty credit risk. A small investment in a Derivative Instrument could have a potentially large impact on the Fund’s performance.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund's consolidated statement of assets and liabilities and statement of operations. The fair value of forward currency contracts in an asset position are recorded in the consolidated statement of assets and liabilities as unrealized appreciation on forward currency contracts. The fair value of the forward currency contracts in a liability position are recorded as unrealized depreciation on forward currency contracts. Only the current day variation margin on futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities. The cumulative unrealized appreciation/depreciation on futures contracts is reported on the Fund’s consolidated schedule of futures contracts.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 30

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

Since the derivatives held long or short are for speculative trading purposes, the Derivative Instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of net realized and net unrealized gain (loss) in the Fund's consolidated statement of operations.

At March 31, 2016, the Fund held forward currency contracts which are subject to a master netting agreement. As the table below illustrates, certain positions are netted in these consolidated financial statements.

Assets:
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Collateral Pledged (Received)	Net Amount
Forward Currency Contracts	$593,107	$(309,607)	$-	$283,500
Futures Contracts	$21,873	$-	$-	$21,873

Liabilities:
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Collateral Received (Pledged)	Net Amount
Forward Currency Contracts	$309,607	$(309,607)	$-	$-

The following table presents the fair value of consolidated derivative instruments for the Fund at March 31, 2016 as presented on the Fund's consolidated statement of assets and liabilities.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 31

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

	Fair Value		Net Unrealized Gain (Loss)
Derivatives not accounted for as hedging instruments	Assets	Liabilities	on Open Positions
Forward Currency Contracts (a)
Long	$591,393	$-	$591,393
Short	1,714	309,607	(307,893)
Total Forward Currency Contracts	593,107	309,607	283,500

Futures Contracts (b)
Long Contracts
Agricultural Commodities/Softs	$11,905	$42,099	$(30,194)
Currencies	42,750	-	42,750
Energy	18,699	-	18,699
Interest Rates	266,366	13,975	252,391
Metals	-	3,508	(3,508)
Stock Indices	58,495	4,430	54,065
Total Long Contracts	398,215	64,012	334,203

Futures Contracts
Short Contracts
Agricultural Commodities/Softs	967	71,296	(70,329)
Currencies	-	45,654	(45,654)
Energy	6,527	118,429	(111,902)
Interest Rates	907	5,650	(4,743)
Metals	-	5,315	(5,315)
Stock Indices	33,572	16,264	17,308
Total Short Contracts	41,973	262,608	(220,635)
Total Futures Contracts	440,188	326,620	113,568
Total	$1,033,295	$636,227	$397,068

(a) Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund's consolidated statement of assets and liabilities.

(b) Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund's consolidated schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund's consolidated statement of assets and liabilities.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 32

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

The following table presents the trading results of the derivative trading and information related to the volume of the Fund’s derivative activity for the fiscal year ended March 31, 2016. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund's consolidated statement of operations.

	Gain (Loss) from Trading
	Net Realized	Net Change in Unrealized
Forward Currency Contracts	$(51,840)	$283,500
Futures Contracts
Agricultural commodities	(226,073)	(100,523)
Currencies	(129,814)	(2,904)
Energy	(578,605)	(93,203)
Interest Rates	15,379	247,648
Metals	128,834	(8,823)
Stock Indices	96,434	71,373
Total Futures Contracts	(693,845)	113,568
Total Forward Currency and Futures Contracts	$(745,685)	$397,068

Swap Contracts	$8,706,658	$(11,485,006)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the period were:

	Average Notional Amount
	Long Contracts	Short Contracts
Forward Currency Contracts	$27,521,137	$18,796,104
Futures Contracts	81,824,027	35,066,777
Swap Contracts	100,618,337	-

The Fund held swap contracts with Deutsche Bank for the period April 1, 2015 through February 29, 2016. The Fund held forward currency and futures contracts for the period March 1, 2016 through March 31, 2016. The average notional amounts reflect these eleven month and one month periods, respectively. Please refer to the Fund's prospectus for a listing of risks associated with these investments.

4.	Investment Transactions

For the fiscal year ended March 31, 2016, the aggregate cost of security purchases and the proceeds from security sales (excluding short-term investments and U.S. Government obligations) were $21,327,587 and $42,594,207, respectively.

For the fiscal year ended March 31, 2016, purchases and sales of U.S. Government obligations were $6,717,431 and $0, respectively.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 33

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

5.	Related Party Transactions

a.   Investment Management Fee | The Board is authorized to engage an investment adviser and it has selected Steben & Company, Inc. to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Investment Manager is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the terms of the Investment Management Agreement, the Investment Manager is entitled to receive a management fee at an annualized rate, based on the average daily net assets of the Fund of 1.75%, accrued daily and payable monthly. For the fiscal year ended March 31, 2016, the Fund incurred $1,060,309 in management fees. The management fee was increased from 1.25% to 1.75% effective March 1, 2016 by shareholder vote.

b.   Investment Subadvisory Fee | Under the terms of an investment subadvisory agreement (the “Investment Subadvisory Agreement”) between the Investment Manager, the Sub-Adviser and the Fund, the Sub-Adviser is entitled to receive, on a quarterly basis, an annual subadvisory fee on the fixed income portion of the Fund’s average daily net assets at an annualized rate of: 0.10% on assets from $250 million up to $400 million; 0.09% on assets from $400 million up to $500 million; and 0.08% on assets above $500 million. The Sub-Adviser is paid by the Investment Manager, not the Fund.

c.   Distribution Fee | The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”). Class A, Class C and Class N shareholders will pay Rule 12b-1 fees to the Distributor at the annual rate of 0.25%, 1.00% and 0.25%, respectively of average daily net assets and Class I shareholders will pay no 12b-1 fees. For the fiscal year ended March 31, 2016, the Fund incurred $5,521 in distribution fees for Class A shares, $7,869 in Class C shares and $12,515 in Class N shares.

d.   Operating Services Fee | The Fund will pay to the Investment Manager, as compensation for the services provided by the Investment Manager and its agents under the Operating Services Agreement, an annualized fee of 0.24%, which is paid monthly, based on the average daily net assets of the Fund. For the fiscal year ended March 31, 2016, the Fund incurred $392,055 in operating services fees. The operating services fee was decreased from 0.50% to 0.24% effective March 1, 2016.

6.	Compensation for Trustees

The independent Trustees are paid annual compensation for service on the Board and its Committees for the portfolios overseen in the complex of funds advised by the Investment Manager (“SCI Advised Funds”) in an annual amount of $15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, through the Operating Services Agreement, the Investment Manager reimburses each independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

7.	Capital Share Transactions

At March 31, 2016, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Fund:

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 34

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

Steben Managed Futures Strategy Fund - Class A	Year Ended March 31, 2016		Period Ended March 31, 2015*
	Shares	Amount	Shares	Amount
Shares Sold	162,925	$1,797,139	145,672	$1,643,665
Dividends Reinvested	16,853	158,623	-	-
Shares Redeemed	(149,482)	(1,528,857)	(1,600)	(17,949)
Net Increase	30,296	$426,905	144,072	$1,625,716
Beginning Shares	144,072		-
Ending Shares	174,368		144,072

Steben Managed Futures Strategy Fund - Class C	Year Ended March 31, 2016		Period Ended March 31, 2015*
	Shares	Amount	Shares	Amount
Shares Sold	57,618	$634,428	32,223	$363,449
Dividends Reinvested	8,835	82,142	-	-
Shares Redeemed	(6,741)	(68,746)	(90)	(1,012)
Net Increase	59,712	$647,824	32,133	$362,437
Beginning Shares	32,133		-
Ending Shares	91,845		32,133

Steben Managed Futures Strategy Fund - Class I	Year Ended March 31, 2016		Period Ended March 31, 2015*
	Shares	Amount	Shares	Amount
Shares Sold	1,245,393	$13,439,639	6,719,378	$68,531,142
Dividends Reinvested	843,056	7,961,067	-	-
Shares Redeemed	(1,211,401)	(12,825,582)	(48,209)	(540,879)
Redemption Fees	-	112	-	-
Net Increase	877,048	$8,575,236	6,671,169	$67,990,263
Beginning Shares	6,681,169		10,000
Ending Shares	7,558,217		6,681,169

Steben Managed Futures Strategy Fund - Class N	Year Ended March 31, 2016		Period Ended March 31, 2015*
	Shares	Amount	Shares	Amount
Shares Sold	378,684	$4,123,018	328,431	$3,718,574
Dividends Reinvested	50,212	472,414	-	-
Shares Redeemed	(187,977)	(2,001,115)	(13,317)	(153,906)
Redemption Fees	-	21	-	-
Net Increase	240,919	$2,594,338	315,114	$3,564,668
Beginning Shares	315,114		-
Ending Shares	556,033		315,114

Steben Managed Futures Strategy Fund
Total Net Increase		$12,244,303		$73,543,084

* All share classes commenced operations on April 1, 2014.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 35

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2016

8.	Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2016 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 36

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	For the Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$11.73	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.15)	(0.18)
Net realized and unrealized gain (loss)	(0.49)	1.91
Total from Investment Operations	(0.64)	1.73

Less distributions paid from net investment income	(1.17)	-
Net Asset Value, End of Period	$9.92	$11.73

Total Investment Return[3]	(4.98)%	17.32%

Net Assets, End of Period, in Thousands	$1,730	$1,690

Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.02%[4]	2.00%[4]
Ratio of net investment loss to average net assets	(1.42)%[4]	(1.61)%[4]
Portfolio turnover rate[5]	46.20%	11.40%

1 All ratios have been annualized except total investment return.

2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3 Total investment return excludes the effect of applicable sales charges.

4 Ratios do not include the income and expenses of the CTAs.

5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 37

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	For the Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$11.65	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.22)	(0.26)
Net realized and unrealized gain (loss)	(0.49)	1.91
Total from Investment Operations	(0.71)	1.65
Less distributions paid from net investment income	(1.16)	-

Net Asset Value, End of Period	$9.78	$11.65

Total Investment Return[3]	(5.62)%	16.52%

Net Assets, End of Period, in Thousands	$898	$374

Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.77%[4]	2.75%[4]
Ratio of net investment loss to average net assets	(2.17)%[4]	(2.36)%[4]
Portfolio turnover rate[5]	46.20%	11.40%

1 All ratios have been annualized except total investment return.

2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3 Total investment return excludes the effect of applicable sales charges.

4 Ratios do not include the income and expenses of the CTAs.

5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 38

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	For the Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$11.75	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.12)	(0.15)
Net realized and unrealized gain (loss)	(0.50)	1.90
Total from Investment Operations	(0.62)	1.75
Less distributions paid from net investment income	(1.17)	-

Net Asset Value, End of Period	$9.96	$11.75

Total Investment Return[3]	(4.74)%	17.49%

Net Assets, End of Period, in Thousands	$75,282	$78,498

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.77%[4]	1.75%[4]
Ratio of net investment loss to average net assets	(1.17)%[4]	(1.36)%[4]
Portfolio turnover rate[5]	46.20%	11.40%

1 All ratios have been annualized except total investment return.

2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3 Total investment return excludes the effect of redemption fees.

4 Ratios do not include the income and expenses of the CTAs.

5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 39

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class N

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	For the Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]
Per Share
Net asset value, beginning of period	$11.73	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.15)	(0.18)
Net realized and unrealized gain (loss)	(0.49)	1.91
Total from Investment Operations	(0.64)	1.73
Less distributions paid from net investment income	(1.17)	-

Net Asset Value, End of Period	$9.92	$11.73

Total Investment Return[3]	(4.90)%	17.31%

Net Assets, End of Period, in Thousands	$5,514	$3,697

Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.02%[4]	2.00%[4]
Ratio of net investment loss to average net assets	(1.42)%[4]	(1.61)%[4]
Portfolio turnover rate[5]	46.20%	11.40%

1 All ratios have been annualized except total investment return.

2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3 Total investment return excludes the effect of redemption fees.

4 Ratios do not include the income and expenses of the CTAs.

5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 40

Steben Managed Futures Strategy Fund
Understanding Your Ongoing Costs
March 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 through March 31, 2016).

Actual Expenses

The actual return rows in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. The Fund’s transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 41

Steben Managed Futures Strategy Fund
Understanding Your Ongoing Costs
March 31, 2016 (Unaudited)

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended March 31, 2016 (Unaudited)

	Fund's Annualized Consolidated Expense Ratio	Beginning Value October 1, 2015	Ending Account Value March 31, 2016	Consolidated Expenses Paid During Period[1]
Steben Managed Futures Strategy Fund - Class A
Actual	2.03%	$1,000.00	$950.20	$9.90
Hypothetical[2]	2.03%	$1,000.00	$1,014.85	$10.23

Steben Managed Futures Strategy Fund - Class C
Actual	2.79%	$1,000.00	$943.10	$13.55
Hypothetical[2]	2.79%	$1,000.00	$1,011.05	$14.03

Steben Managed Futures Strategy Fund - Class I
Actual	1.79%	$1,000.00	$952.60	$8.74
Hypothetical[2]	1.79%	$1,000.00	$1,016.05	$9.02

Steben Managed Futures Strategy Fund - Class N
Actual	2.04%	$1,000.00	$950.20	$9.95
Hypothetical[2]	2.04%	$1,000.00	$1,014.80	$10.28

[1]	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days and divided by 366 to reflect the period October 1, 2015 through March 31, 2016.
[2]	Hypothetical assumes a 5% return.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 42

Steben Managed Futures Strategy Fund
Trustee and Officer Information
(Unaudited)

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s and day-to-day business decisions based on policies set by the Board. Biographical information for the current Trustees and Officers, including age, principal occupations for the past five years, the length of time served as Trustee, and any other Director/ Trusteeships is set forth below. The Fund is part of the Steben Funds Complex, which is comprised of the Fund, the Steben Select Multi-Strategy Fund and the Steben Select Multi-Strategy Master Fund. The Statement of Additional Information includes additional information about Trustees and Officers and is available, without charge by visiting www.steben.com.

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Other Directorships During the Past 5 Years
Independent Trustees*
George W. Morriss# Age: 68	Trustee (Since 2013)	Adjunct Professor, Columbia University School of International and Public Affairs, 2012 - 2014; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank ( formerly, People’s Bank), Connecticut (a financial services company), from 1991 to 2001.	Trustee of Neuberger & Berman Funds complex (which consists of 55 funds), since 2007; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).
Mark E. Schwartz# Age: 67	Trustee (Since 2013)	President, TriCapital Advisors, Inc., since 2006.	Appointed Trustee of University of Maryland College Park Foundation since 2015; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).

Interested Trustees*
Kenneth E. Steben** Age: 60	Trustee and Chief Executive Officer (Since 2013)	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).

* There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

** Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Investment Manager.

# Member of the Audit Committee and the Governance and Nominating Committee.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 43

Steben Managed Futures Strategy Fund
Trustee and Officer Information
(Unaudited)

Officers of the Fund Who Are Not Trustees

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years
Carl A. Serger Age: 56	Chief Financial Officer (Since 2013)	Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Senior VP and CFO, Ebix Inc., (financial technology company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology company) from 1999 to 2006.

Francine J. Rosenberger Age: 48	Chief Compliance Officer (“CCO”) and Secretary (Since 2013)	General Counsel, SCI, since January 2013; Partner, K&L Gates LLP (law firm) from 2003 to January 2013.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 44

Steben Managed Futures Strategy Fund
Approval of Amended Investment Advisory Agreement
and Trading Advisory Agreements
(Unaudited)

Overview | At a meeting held on November 16, 2015, the Board of Trustees for the Steben Alternative Investment Funds (“SAIF”) and Steben Managed Futures Cayman Fund Ltd. (“Cayman Fund”) (each, a “Fund”, collectively the “Funds”), including its independent Trustees, approved the amended investment advisory agreement between each Fund and Steben & Company, Inc. (“Steben”). The Board also approved at this Meeting trading advisory agreements (“Trading Advisory Agreements”) between Steben and Millburn Ridgefield Corporation (“Millburn”), PGR Capital LLP (“PGR”), and Revolution Capital Management, LLC (“Revolution”) (collectively the “Traders”) as the trading advisers for SAIF on behalf of the Managed Futures Fund and the Cayman Fund. Collectively, the Amended Advisory Agreements and the Trading Advisory Agreements are referred to herein as the “Agreements.”

In preparation for review of the Agreements, the Board requested Steben and the Traders provide substantial and detailed information which the Board determined are reasonably necessary to evaluate the Agreements. Steben and the Traders, as applicable, provided information relevant to the approval of the Agreements, including: (1) the nature and extent of the advisory and other services provided to or to be provided to the Funds; (2) the firm’s experience and personnel; (3) firm’s financial condition; (4) comparison of the performance of each firm’s similarly managed accounts versus peer group and/or representative indices; (5) the proposed advisory fee rates for each Fund and a comparison with fee rates charged to other clients; (6) benefits realized or to be realized by the firm; and (7) the estimated profits and losses to Steben under the Amended Agreement. As it does at each regularly scheduled Board meeting, the Board also received a presentation by the portfolio management and research and due diligence teams addressing Steben’s investment philosophies, investment strategies, personnel and operations as they relate to the Funds. Steben also provided the Board with a presentation regarding the Traders’ investment philosophies, investment strategies, performance, due diligence, personnel and operations as they relate to the Funds.

The Trustees used this information to help them decide whether to approve the Agreements. The Board posed questions to various management personnel of Steben regarding certain key aspects of the materials submitted in support of the approval of the Agreements. The Board also received a detailed memorandum from counsel to the Fund and the independent Trustees regarding the responsibilities of the Board members in connection with their consideration of the Agreements.

The Trustees also evaluated the Amended Agreement in light of all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions held during the meeting. The Trustees reviewed these materials with management of Steben and independent counsel to the Trustees. The Independent Trustees also discussed the Agreements with counsel in an executive session, at which no representatives of Steben or the Traders were present. The Trustees considered whether the Agreements would be in the best interests of the Funds and their shareholders and the overall fairness of the Agreements. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by Steben and to be provided by the Traders; (2) the cost of the services provided and the profits realized by Steben from its relationship with the Fund; (3) the extent to which economies of scale will be realized as the Fund grows; and (4) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 45

Steben Managed Futures Strategy Fund
Approval of Amended Investment Advisory Agreement
and Trading Advisory Agreements
(Unaudited)

As discussed below, the Board considered many factors and a significant amount of information in evaluating whether the Agreements and the fees provided therein with respect to the Funds should be approved. The Board was advised by independent legal counsel with respect to its deliberations regarding the approval of the Agreements. The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the approval of the Agreements. The determination to approve the Agreements was made on the basis of each Trustee’s business judgment after consideration of all the information presented. It is important to recognize that individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Nature, Extent, and Quality of Services | The Trustees considered the services historically provided by Steben to the Fund and its shareholders, and the services to be provided by Steben pursuant to the Amended Agreement. The Trustees’ evaluation of the services to be provided by Steben took into account the Trustees’ knowledge and familiarity gained as Board members, including the scope and quality of Steben’s investment management capabilities in selecting trading advisers, allocating assets across various trading advisers (including expected allocations across sub-advisers), ongoing due diligence and monitoring of trading advisers, and its compliance responsibilities. The Trustees considered Steben’s personnel and the depth of Steben’s personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by Steben, the Trustees concluded that (i) the nature, extent and quality of the services to be provided by Steben are appropriate and consistent with the terms of the Amended Agreement, (ii) the quality of Steben’s services under the Prior Agreement has been consistent with industry norms, (iii) the Fund is likely to benefit from the provision of Steben’s services under the Amended Agreement, (iv) Steben has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue upon approval of the Amended Agreement by the Fund’s shareholders.

Nature, Extent, and Quality of Advisory Services | The Trustees considered the services historically provided by Steben to the Funds and their shareholders, and the services to be provided by Steben pursuant to the Amended Agreements. The Trustees’ evaluation of the services to be provided by Steben took into account the Trustees’ knowledge and familiarity gained as Board members, including the scope and quality of Steben’s investment management capabilities in selecting trading advisers, allocating assets across various trading advisers (including expected allocations across sub-advisers), ongoing due diligence and monitoring of trading advisers, and its compliance responsibilities. The Trustees considered Steben’s personnel and the depth of Steben’s personnel who possess the experience to provide investment management services to the Funds. Based on the information provided by Steben, the Trustees concluded that (i) the nature, extent and quality of the services to be provided by Steben are appropriate and consistent with the terms of the Amended Agreements, (ii) the quality of Steben’s services under the Prior Agreements has been consistent with industry norms, (iii) the Funds are likely to benefit from the provision of Steben’s services under the Amended Agreements, (iv) Steben has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders is likely to continue upon approval of the Amended Agreement by the Fund’s shareholders.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 46

Steben Managed Futures Strategy Fund
Approval of Amended Investment Advisory Agreement
and Trading Advisory Agreements
(Unaudited)

With respect to the approval of each of the Trading Advisory Agreements, the Board considered the quality, background and experience of the Traders’ investment personnel responsible for managing the Funds, the size of the Traders and the Traders’ ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by the Traders, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Traders. The Board also considered the Traders’ representations regarding its compliance program. The Board concluded that the nature, extent and quality of the trading advisory service to be provided by the Traders were appropriate and thus supported a decision to approve each Trading Advisory Agreement.

Investment Performance | The Board considered the overall investment performance of Steben and the Funds. The Trustees gave appropriate consideration to performance reports and discussions with members of Steben at Board meetings throughout the year and considered the expected positive effect of eliminating swap expenses. With respect to the Traders, the Board considered the performance of each Trader’s trading program and found such overall results to be satisfactory.

Comparative Expenses | The Trustees considered the rate of the investment advisory fee and other expenses that would be paid by the Funds under the Amended Agreements as compared to those of representative comparable funds managed by Steben and other investment advisers. The Trustees gave particular weight to Steben’s presentation at the November 16, 2015 meeting where Steben presented a detailed analysis of the reasons it believed that each Fund’s overall direct and indirect expenses would decrease if the Fund were to transition from swaps to utilizing sub-advisers with the proposed investment advisory fee rate increase. The Trustees also noted that Steben has contractually agreed to lower and limit the Fund’s total operating expenses indefinitely through the Operating Services Agreement. The Trustees further noted that the proposed new investment advisory fee rate and total operating expenses for the Fund although representing an increase, would replace less transparent expenses reflected in the total return of swap investments. The Trustees noted that such new fee rate and total operating expenses for the Fund would be within the range of contractual advisory fee rates and total operating expenses at comparable asset levels for representative comparable managed futures funds, as indicated in materials prepared for the Board by Steben, based on information contained in various publicly available documents. The Trustee concluded that the fees under the Amended Agreements were reasonable.

Costs of Services Provided and Level of Profitability | The Trustees also considered (i) the costs of the services historically provided by Steben and the costs of services to be provided by Steben pursuant to the Amended Agreement, (ii) the compensation and benefits received by Steben in providing services to the Fund, and (iii) its profitability. The Trustees noted that the level of profitability of Steben is an important factor in providing service to the Fund, and that Steben currently is managing the Fund at a loss. Based on the information provided, the Trustees concluded that Steben’s fees and profits (if any) derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by Steben, the investment performance of the Fund and the expense limitations agreed to by Steben through the Fund’s Operating Services Agreement.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 47

Steben Managed Futures Strategy Fund
Approval of Amended Investment Advisory Agreement
and Trading Advisory Agreements
(Unaudited)

In analyzing the cost of services for the Traders in connection with its trading advisory services to be provided to the Funds, the Board considered that Steben pays the Traders from its advisory fee rate and, thus, Steben negotiated at arms’ length. On the basis of the Board’s review of the proposed fees to be charged by the Traders for trading advisory services, the relatively unique, and highly specialized nature of the Funds’ investment program, and the Traders’ financial information, the Board concluded that the level of the trading advisory fees is appropriate in light of the services to be provided.

Economies of Scale | The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees considered that the transition from swap-based investments to sub-advisory relationships with trading advisers is intended to increase asset levels of the Fund and thereby lead to improved economies of scale for Fund shareholders. In considering the overall fairness of the Amended Agreements, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Trustees determined that the fee schedule in the Amended Agreements is reasonable and appropriate. The Trustees also noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of fees payable to Steben.

Conclusion | Based on all of the information presented to and considered by the Trustees and the conclusions that it reached, the Trustees approved each Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 48

Steben Managed Futures Strategy Fund
Additional Information
(Unaudited)

Results of Proxy Voting

A special meeting of shareholders of the Fund was held on December 17, 2015. Fund shareholders approved an amended investment advisory agreement between Steben & Company, Inc. and Steben Alternative Investment Funds on behalf of the Fund. Approval of this proposal required a majority of the outstanding voting securities of the Fund. The results of the proxy solicitation on this proposal were as follows:

Fund	For	Against	Abstain	Non-Voting
Steben Managed Futures Strategy Fund	5,393,650	447	11,975	2,263,996

Short-Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows:

Fund	% of Short-Term Capital Gain
Steben Managed Futures Strategy Fund	0.04%

Privacy Policy

The Fund collects non-public information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information is provided to unaffiliated third parties (such as to the investment adviser to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Affirmation of Commodity Pool Operator

To the best of my knowledge and belief, the information contained in the attached consolidated financial statements for the Steben Managed Futures Strategy Fund for the fiscal year ended March 31, 2016, is accurate and complete.

Ken Steben, President and Chief Executive Officer

Steben & Company, Inc.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 49

Delivery of Documents

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: info@steben.com	On the Internet: Visit our website at www.steben.com

By Telephone: Call (855) 775-5571	By Mail: Steben Managed Futures Strategy Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on www.steben.com approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.steben.com and by calling 1-855-775-5571 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-855-775-5571.

Fund Service Providers:

CUSTODIAN U.S. Bank, N.A. Milwaukee, Wisconsin	TRANSFER AGENT U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Columbus, Ohio	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. George Morriss is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$28,350	$27,500
Audit-Related Fees	$4,500	$4,200
Tax Fees	$9,150	$8,750
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2016	FYE 3/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	$9,150	$8,750
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has a nominating committee, consisting of Messrs. George Morriss and Mark Schwartz (the “Nominating Committee”). The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The

Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Item 11. Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Steben Alternative Investment Funds

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date:	June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date:	June 6, 2016

By (Signature and Title):	/s/ Carl Serger
Carl Serger, Chief Financial Officer

Date:	June 6, 2016